Exhibit 10.13

                              EMPLOYMENT AGREEMENT

This Employment Agreement (the "Agreement") is dated as of the 1st Day of August 2001 by and between LOWELL W. MORSE (the "Employee") and NATURAL SOLUTIONS CORPORATION (the "Company"), a Nevada Corporation. The Employee and the Company shall sometimes be referred to herein individually as a "Party" or collectively as the "Parties."

WHEREAS, the Company is engaged primarily in the business of the production and distribution of environmentally-friendly roadway anti-icing, deicing, stabilization and dust control products, and businesses related thereto (the "Business); and

WHEREAS the Company desires to employ Employee, and Employee desires to accept employment with the Company, subject to the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the sufficiency of which is hereby acknowledged, the Company and Employee, intending to be legally bound, hereby agree as follows:

1. Term of Employment. Subject to the terms and conditions of this Agreement, the Company shall employ Employee, and Employee shall serve the Company on an AT-WILL basis, commencing on August 1, 2001 and continuing thereafter until this Agreement is terminated on the terms provided herein (the "Term").

2.       Duties and Responsibilities.

       (a) During the Term, the Company shall employ Employee as President, or in such other position as the Company shall determine. As such, Employee shall perform such duties and responsibilities as may from time to time be assigned to or vested in Employee by the Company's Board of Directors (the "Board") or by any officer of the Company superior to Employee. Employee acknowledges and agrees that Employee may be required, without additional compensation, to perform services for any business entity controlling, controlled by, or under common control with the Company by virtue of direct or indirect beneficial ownership of voting securities or for voting interest in the controlled entity (such business entities hereinafter individually and collectively, "Affiliates") and to accept such office or position with any Affiliate as the Board of Directors may require, including, but not limited to, service as an officer or Director of the Company or any Affiliate, without further or additional compensation. Employee shall comply with all applicable policies of the Company and Affiliates.

       (b) Except for services provided under separate agreement with Robertson Asset Management, Inc., Employee's employment with the Company shall be full-time and exclusive. During the Term, Employee shall, except during periods of vacation, sick leave, or other duly authorized leave of absence, devote the whole of Employee's time, attention, skill, and ability during usual business hours (and outside those hours when reasonably necessary to Employee's duties hereunder) to the faithful and diligent performance of the duties and responsibilities described herein.



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       (c)    Employee's services shall be performed at the Company's offices in
Chesapeake, Virginia, as well as at such other locations and subject to such travel requirements as the Company shall deem reasonably necessary to the performance of Employee's duties hereunder.

3.     Compensation.

       (a) During the Term, as compensation for services rendered hereunder and in consideration of this Agreement, the Company shall pay Employee salary at the annual rate of Two Hundred Forty Thousand U.S. Dollars ($240,000) pro rata over the Employee's tenure during the year.

       (b) The Company shall reimburse Employee for all reasonable, ordinary, and necessary business and travel expenses incurred in the performance of Employee's duties hereunder in accordance with the Company's policy. As a condition precedent to obtaining such reimbursement, Employee shall provide to the Company any and all statements, bills, or receipts evidencing the expenses for which Employee seeks reimbursement, and such other related information or materials as the Company may from time to time reasonably require.

       (c) Employee shall be entitled to such vacations, personal leave, holiday leave, sick leave and benefits (such as medical, life, and disability insurance, retirement plans, etc.), if any, as shall be made available by the Company generally to its employees. Such benefits may be changed or terminated at any time in the sole discretion of the Board of Directors.

       (e) Employee shall receive the option to purchase up to 2,000,000 shares of the common stock of the Company on and subject to the terms of the Option Agreement attached hereto as Exhibit A, and subject to shareholder approval. Nothing in the grant of the options or in the Option Agreement shall be construed as a contract of employment between the Company and the Employee, or as a right of the Employee to continue in the employment of the Company, or as a limitation of the Company's right to discharge the Employee AT WILL.

4.     Termination.  Unless Employee's employment is terminated pursuant to this
Section 4, the Company shall continue to employ Employee and Employee shall continue to serve the Company throughout the Term. Upon expiration of the Term, Employee's employment with the Company shall be terminated without further action by Employee or the Company.

       (a) This Agreement shall terminate automatically upon Employee's death or incapacity.

       (b) The Company shall have the right to terminate Employee's employment, with or without cause ("Cause"), at any time and without prior notice. For purposes of this Agreement, Cause shall include: (i) material default or other material breach by Employee of Employee's obligations hereunder; (ii) failure by Employee to perform diligently and competently Employee's duties hereunder; or (iii) misconduct, dishonesty, insubordination, or other act by Employee detrimental to the Company or its good will or damaging to its relationships with its customers, suppliers, or employees, including, without limitation, (A) use of alcohol or illegal drugs such as to interfere with the performance of Employee's obligations hereunder, (B) conviction of or plea of guilty or no contest to a felony or any crime involving moral turpitude,

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dishonesty,  or theft,  and (C)  material  failure by  Employee  to comply  with applicable laws or governmental regulations with respect to Company operations or the performance of Employee's duties. In the event of termination without Cause, the Company shall pay to Employee an amount equal to Employee's salary through July 31, 2003. Such payments shall be made in bi-weekly equal installments on the Company's regular pay dates. In the event of termination with Cause, no severance or other payments shall be paid to Employee.

       (c) In the event of termination of this Agreement for any reason, the payments (if any) required to be provided to Employee pursuant to this Section 4 shall be in full and complete satisfaction of any and all obligations owing to Employee pursuant to this Agreement.

5. Confidential Information. Unfair Competition. Solicitation by Employee. Inventions. As a condition of employment with the Company, and as a further material inducement to the Company to employ Employee hereunder, Employee agrees that he shall execute the Employee Proprietary Information and Inventions Agreement, attached hereto as Exhibit B and incorporated by reference herein.

6.     Dispute Resolution.

       (a) Any dispute or controversy between the Company and Employee relating to this Agreement or relating to or arising out of Employee's employment with the Company, shall be settled by binding arbitration before a single arbitrator in Virginia Beach, Virginia, United States of America, pursuant to the Employment Dispute Resolution Rules of the American Arbitration Association. Notwithstanding the foregoing, either Party may seek injunctive relief through judicial proceedings exclusively in a court of competent jurisdiction within the Commonwealth of Virginia. Employee hereby consents to, and waives any objection to, the personal jurisdiction and venue of the aforesaid courts, and waives any claim that the aforesaid courts constitute an inconvenient forum. If such judicial proceedings are instituted, the Parties agree that such proceedings shall not be stayed pending the outcome of any arbitration proceedings hereunder. The prevailing Party shall be entitled to an award of its costs, expenses and fees, including, without limitation, attorneys' fees, and experts' fees with respect to any such arbitration or judicial proceeding. Judgment upon any resulting arbitration award may be entered in any court of competent jurisdiction.

       (b) The parties hereto waive punitive damages with respect to any claims brought pursuant to this Agreement or otherwise. In the event of any judicial or arbitration proceeding, the adjudicator shall look strictly to the terms of this Agreement, and no award shall exceed the payments required under this Agreement. The parties acknowledge that this limitation of liability is a material inducement for the parties entering into this Agreement.

7 Additional Obligations. Both during and after the Term, Employee shall, upon reasonable notice, furnish the Company with such information as may be in Employee's possession, and cooperate with the Company, as may reasonably be requested by the Company (and, after the Term, with due consideration for Employee's obligations with respect to any new employment or business activity) in connection with any litigation in which the Company or any Affiliate is or may become a party. The Company shall reimburse Employee for all reasonable

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expenses  incurred by Employee in fulfilling  Employee's  obligations under this
Section 7

8 Notice. Any notice or other communication required or permitted under this Agreement by either Party hereto to the other shall be in writing, and shall be deemed effective upon (a) personal delivery, if delivered by hand or fax, (b) three days after the date of deposit in the mails, postage prepaid, if mailed by certified or registered mail, or (c) the next business day, if sent by a prepaid overnight courier service, and in each case addressed as follows:

                           If to Employee:
                           --------------
                                Lowell W. Morse

                                -----------------------------------

                                -----------------------------------

                           If to the Company:
                           -----------------
                                 Natural Solutions Corporation
                                 Attn.:  M.G. Robertson, Chairman
                                 977 Centerville Turnpike, SHB 301
                                 Virginia Beach, Virginia  23463

                           With a copy to:
                           --------------
                                 Louis A. Isakoff
                                 977 Centerville Turnpike, SHB 202
                                 Virginia Beach, VA  23463

Either party may change the address or addresses to which notice are to be sent by giving notice of such change of address in the manner provided by this
Section 8

9. Entire Agreement. This Agreement represents the entire agreement between the Company and Employee with respect to Employee's employment with the Company, and supersedes and is in full substitution for any and all prior agreements or understandings, whether oral or written, relating to Employee's employment.

10. Amendment. This Agreement may not be canceled, changed, modified, or amended orally, and no cancellation, change, modification or amendment hereof shall be effective or binding unless in a written instrument signed by the Company and Employee. A provision of this Agreement may be waived only by a written instrument signed by the party against whom or which enforcement of such waiver is sought.

11 No Waiver. The failure at any time either of the Company or Employee to require the performance by the other of any provision of this Agreement shall in no way affect the full right of such party to require such performance at any time thereafter, nor shall the waiver by either the Company or Employee of any breach of any provision of this Agreement be taken or held to constitute a waiver of any succeeding breach of such or any other provision of this Agreement.

12.    Assignment.  This  Agreement  is  binding  on and for the  benefit of the
Company  and  Employee  and  their  respective  successors,   heirs,  executors,
administrators, and other legal


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representatives.  Neither this  Agreement nor any right or obligation  hereunder may be sold, transferred, assigned, or pledged by the Company (except to an Affiliate) or by Employee without the prior written consent of the other. However, nothing in this Agreement shall preclude the Company from consolidating or merging into or with, or transferring all or substantially all of its assets to, another entity that assumes this Agreement and all obligations and undertakings of the Company hereunder.

13. Interpretation and Severability. In the event any provision of this Agreement, or any portion thereof, its determined by any arbitrator or court of competent jurisdiction to be unenforceable as written, such provision or portion thereof shall be interpreted so as to be enforceable. Without limitation, if any court of competent jurisdiction shall hold any of the restrictions set forth in Exhibit B, attached hereto, to be unreasonable as to time, geographical area, or otherwise, said restrictions shall be deemed reduced to the extent necessary in the opinion of such court to make their application reasonable. In the event any provision of this Agreement, or any portion thereof, is determined by an arbitrator or court of competent jurisdiction to be void, the remaining provisions of this Agreement shall nevertheless be binding upon the Company and Employee with the same effect as though the void provision or portion thereof had been severed and deleted.

14. No Conflict. Employee represents and warrants that Employee is not subject to any agreement, order, judgment or decree of any kind which would prevent Employee from entering into this Agreement or performing fully Employee's obligations hereunder.

15. Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Virginia without application of its conflict or choice of law provisions.

16. Execution. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

17. Survival. Employee's obligations as set forth in Sections 5, 6, and 7, above, and Exhibit B, attached hereto, represent independent covenants by which Employee is and shall remain bound notwithstanding any breach or claim of breach by the Company, and shall survive the termination or expiration of this agreement.

18. Headings. The Section and Clause headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

19. Foreign Corrupt Practices Act. Employee warrants and agrees that the Employee will not violate the provisions of the United States Foreign Corrupt Practices Act of 1977, as amended, 15 USC Section 78dd-2 (the "FCPA"), or comparable provisions of any other applicable law. Employee represents and warrants that Employee has read the Natural Solutions Corporation Policy for Compliance with the United States Foreign Corrupt Practices Act, attached hereto as Exhibit C and incorporated by reference herein, including the execution of the Certificate of Compliance with the United States Foreign Corrupt Practices Act, attached hereto as Exhibit C and incorporated by reference herein.


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IN WITNESS WHEREOF,  the Company and Employee have executed this Agreement as of the date first written above



NATURAL SOLUTIONS CORPORATION                  EMPLOYEE



By: /s/ M.G. Robertson                         By: /s/ Lowell W. Morse
   -------------------------------                 -----------------------------
                                                   Lowell W. Morse

Title: Chairman
       ---------------------------